Exhibit 10.11

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of April 12, 2010 (as it may be amended, supplemented or otherwise modified from time to time, this "Agreement"), is made by and among SunPower Corporation, a Delaware corporation, SunPower North America, LLC, a Delaware limited liability company, and SunPower Corporation, Systems, a Delaware corporation (collectively, the "Debtors", and each, a "Debtor"), each having its chief executive office at 3939 North First Street, San Jose, California 95134, in favor of Deutsche Bank AG New York Branch, as agent (in such capacity, and together with its successors in such capacity, the "Administrative Agent") for the benefit of the Secured Parties (as defined in the Facility Agreement referred to below).

R E C I T A L S:

A.            The Debtors, the Subsidiary Applicants (as defined in the Facility Agreement) parties thereto from time to time, the Banks (as defined in the Facility Agreement) parties thereto from time to time, and the Administrative Agent, have entered into the Letter of Credit Facility Agreement, dated as of April 12, 2010 (as the same may be amended, supplemented or otherwise modified from time to time, the "Facility Agreement").  Subject to the terms and conditions of the Facility Agreement, the Secured Parties have agreed to provide a letter of credit facility to the Debtors.

B.            The Secured Parties are willing to provide a letter of credit facility to the Debtors, but only upon the conditions, among others, that the Debtors shall have executed and delivered to the Administrative Agent, for the benefit of the Secured Parties, this Agreement and shall have granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Collateral to secure the Obligations as herein provided, and the Debtors have agreed to do so.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless the context otherwise requires, capitalized terms used in this Agreement without definition shall have the respective meanings provided therefor in the Facility Agreement.  Furthermore, capitalized terms used herein that are not defined in this Agreement or in the Facility Agreement shall have the respective meanings provided therefor in the New York UCC.  The rules of construction specified in Section 1.03 of the Facility Agreement shall also apply to this Agreement.  The following terms shall have the following meanings:

"Collateral" shall mean, with respect to any Debtor, all (a) Accounts and Inventory of such Debtor and (b) Contract Rights, Supporting Obligations, General Intangibles, and Records to the extent relating to or supporting such Accounts or Inventory of such Debtor or any Proceeds or products of either thereof, now owned or at any time hereafter acquired by such Debtor or in which such Debtor now has or at any time in the future may acquire any right, title or interest, in each case wheresoever located, and, to the extent not otherwise included, all

Proceeds and products of any of the foregoing; provided, however, that receivables in respect of rebates from U.S. Governmental Authorities sold pursuant to the Tech Credit Agreement, shall not constitute "Collateral".

"Contract Rights" shall mean, with respect to any Debtor, all rights of such Debtor under contracts and agreements (including those giving rise to an Account) to which such Debtor is a party or by which it or its assets are bound ("Contracts"), as the same may be amended, supplemented, extended or replaced, including (a) all rights of such Debtor to receive money or other property thereunder or in connection therewith, (b) all rights to damages for default or other violation, and (c) all rights to make waivers, releases, modifications, and amendments thereto and to exercise remedies thereunder.

"General Intangible" shall have the meaning provided therefor in the New York UCC and shall include all Payment Intangibles.

"New York UCC" shall mean the Uniform Commercial Code in effect in the State of New York on the date hereof.

"Obligations" means, with respect to any Debtor, all obligations, liabilities, and Indebtedness of every nature of such Debtor from time to time owing to the Administrative Agent or any Bank, under or in connection with the Facility Agreement or any other Loan Document, in each case whether primary, secondary, direct, indirect, contingent (including the undrawn amount of each LOC), fixed or otherwise, including the obligation to provide cash collateral pursuant to any Loan Document and including interest accruing at the rate provided in the applicable Loan Document on or after the commencement of any bankruptcy or insolvency proceeding, whether or not allowed or allowable.

"UCC" shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

2.             Grant of Security Interest.  As collateral security for the prompt and complete payment and performance when due of all of its present and future Obligations, each Debtor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Administrative Agent, for the benefit of the Secured Parties, a continuing lien on, and first priority perfected security interest in, all of such Debtor's right, title and interest in, to and under the Collateral.

3.             Rights of the Administrative Agent; Limitations on the Administrative Agent's Obligations.

(a)    Anything herein to the contrary notwithstanding, each Debtor shall remain liable under each Contract to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract.  The Administrative Agent shall not have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent of any payment relating to any Account pursuant hereto, nor shall the Administrative Agent be required or obligated in any manner to perform or fulfill any of the obligations of any of the Debtors under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party to any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.  If the Administrative Agent shall elect, in its sole discretion, to perform or fulfill any obligations of any of the Debtors under any Contract, then the Debtors shall not be released from and shall remain fully liable with respect to each such Contract.

(b)    At the Administrative Agent's request, each Debtor shall deliver to the Administrative Agent all original and other documents evidencing and relating to the performance of labor or services which created the Accounts, including all original orders, invoices and shipping receipts and duplicate copies of credit memoranda.

(c)    The Administrative Agent may, at any time after the occurrence and during the continuance of an Event of Default, after first notifying the applicable Debtors of its intention to do so, notify account debtors and parties to Contracts that the Accounts and General Intangibles have been assigned to the Administrative Agent and that payments shall be made directly to a designated special account or directly to the Administrative Agent.  Upon the request of the Administrative Agent at any time after the occurrence and during the continuation of an Event of Default, each Debtor will so notify such account debtors and such parties.  The Administrative Agent may at any time in its own name communicate with account debtors and parties to Contracts in order to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts or General Intangibles.

(d)    The Administrative Agent shall have the right, upon reasonable notice to the Debtors, to make or cause the Debtors to make, and the Debtors shall make, in the name of the Debtors and to an address controlled by the Administrative Agent, test verifications of the Collateral in any reasonable manner and through any reasonable medium that the Administrative Agent considers advisable, and the Debtors agree to furnish all such assistance and information as the Administrative Agent may reasonably require.  Any out-of-pocket costs and expenses incurred by the Administrative Agent or any Secured Party in connection with any such test verification shall be borne by the Debtors.  The Debtors, at their own expense, will furnish, or will cause independent public accountants satisfactory to the Administrative Agent to furnish, to the Administrative Agent, at any time and from time to time at reasonable intervals, promptly upon request, the following reports:  (i) reconciliation of all Collateral, (ii) aging of all Collateral, (iii) trial balances, and (iv) test verifications of such Collateral as the Administrative Agent may request.

4.             Representations, Warranties and Covenants – General.  Each Debtor hereby represents and warrants to and covenants and agrees with the Administrative Agent, from and after the date of this Agreement and until all of its Obligations are indefeasibly satisfied in full in cash, that:

(a)    Good Title, Etc.  Except for the security interest granted to the Administrative Agent pursuant to this Agreement, such Debtor is the sole owner of each item of Collateral in which it purports to grant a security interest hereunder, having good title thereto, free and clear of any and all Liens or rights of others, except Permitted Encumbrances.  No amounts payable under or in connection with any of the Accounts are evidenced by promissory notes, letters of credit or other instruments which are required to be delivered to the Administrative Agent in accordance with Section 5(b) hereof and have not been so delivered.  All Accounts of such Debtor have been originated by such Debtor and all Inventory of such Debtor has been acquired by such Debtor in the ordinary course of its business.

(b)    No Other Lien.  Except as disclosed in the Facility Agreement, no security agreement, control agreement, financing statement, initial financing statement, continuation statement, bailee acknowledgment agreement or equivalent security or lien instrument covering all or any part of the Collateral exists or is on file or of record in any public office or will hereafter be created or filed or recorded in any public office, except in favor of the Administrative Agent as secured party under the Loan Documents.  Such Debtor has not previously granted a security interest in any of its property or assets of the types constituting Collateral hereunder to any Person, except as set forth on Schedule A hereto, and will not hereafter grant a security interest in any of its property or assets of the types constituting Collateral, except in favor of the Administrative Agent as secured party under the Loan Documents.

(c)    Perfection.  This Agreement creates a valid and continuing lien on, and security interest in, all of the Collateral.  Upon appropriate financing statements having been filed in the offices listed on Schedule B hereto, this Agreement creates a duly perfected, valid and continuing lien on and security interest in all of the Collateral with respect to which a security interest may be perfected solely by filing pursuant to the UCC in favor of the Administrative Agent, prior to all other Liens and rights of others, and is enforceable as such as against creditors of and, subject to the provisions of Section 9-320 of the UCC in effect in any applicable jurisdiction or any similar law generally affecting the rights of creditors and buyers of goods in the ordinary course of business, purchasers from such Debtor and as against any owner, lessor or mortgagee of real property where any of the Inventory is located and any purchaser of such real property.  All action necessary or desirable to protect and perfect such security interest under the UCC in such Collateral has been duly taken, it being understood that the Debtors are not being required to make any filings or recordings to perfect any security interests in the U.S. Copyright Office or the Patent and Trademark Office or with respect to any vehicles or other equipment subject to any jurisdiction's certificate of title laws.

(d)    Name(s) of the Debtors; Chief Executive Office, Etc.  The exact full legal name of such Debtor as it appears in its certificate of incorporation or certificate of formation, as applicable, is as set forth in the preamble hereto.  Except as set forth on Schedule C hereto, such Debtor has had no other name since its organization, and such Debtor has not changed its identity or corporate or limited liability company structure (including by way of any merger, consolidation, acquisition or any change in the form, nature or jurisdiction of organization).  Except as set forth on Schedule C hereto, neither such Debtor nor any of its divisions or business units has used any other names (including trade names, assumed names, or similar appellations) at any time during the past five (5) years.  The federal tax identification number and any organizational identification number assigned by the state of incorporation or organization of such Debtor is as set forth on Schedule C hereto.  The principal place of business and chief executive office of such Debtor, and the only place where such Debtor's records concerning the Accounts and General Intangibles are kept, is, and has been at all times during the prior four (4)

months, as set forth on Schedule D hereto.  Such Debtor will not change such chief executive office or remove such records, except, in each case, to a location within the continental United States of America, provided that such Debtor shall have given at least thirty (30) days' prior written notice to the Administrative Agent thereof and shall have taken such action, at such Debtor's expense, as the Administrative Agent may deem necessary or desirable under the UCC to maintain the security interest of the Administrative Agent in the Collateral at all times fully perfected and in full force and effect.  Such Debtor will not change its name, identity or structure in any manner which might make any financing statement filed in favor of the Administrative Agent as secured party misleading or otherwise ineffective unless such Debtor shall have given the Administrative Agent at least thirty (30) days' prior written notice thereof and shall have taken such action, at such Debtor's expense, as the Administrative Agent may deem necessary or desirable to maintain the security interest of the Administrative Agent in the Collateral at all times fully perfected and in full force and effect.  The Debtors will not reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof as set forth on Schedule D hereto unless such Debtor provides written notice to the Administrative Agent at least thirty (30) days prior to such reincorporation or reorganization and delivers to the Administrative Agent appropriate lien searches and financing statements in that new jurisdiction sufficient to confirm to the Administrative Agent's reasonable satisfaction its continuing security interest in the Collateral as to which a security interest may be perfected by the filing of a financing statement; provided, that the foregoing shall not be deemed to permit any action otherwise prohibited by the Facility Agreement.

(e)    Further Documentation.  At any time and from time to time, upon the written request of the Administrative Agent, and at the sole cost and expense of such Debtor, such Debtor will promptly and duly execute, acknowledge and/or deliver any and all such further agreements, applications, certificates, documents and other papers and take such further actions as may be necessary or as the Administrative Agent may reasonably deem necessary in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including, the filing of any financing statement or any initial financing statement or continuation statements under the UCC in effect in any United States jurisdiction  with respect to the liens and security interests granted hereby.  Such Debtor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.  Such Debtor also hereby irrevocably authorizes the Administrative Agent, at any time and from time to time, to file in any filing office in any UCC jurisdiction, any initial financing statements and amendments thereto, and any such financing statement or amendment may (i) indicate the Collateral (A) as being of an equal or lesser scope or with greater detail or (B) in substantially the form of Schedule E, and (ii) provide any other information required by Part 5 of Article 9 of the UCC, for the sufficiency or filing office acceptance of any financing statement or amendment, including, whether such Debtor is an organization, the type of organization and any organizational identification number issued to such Debtor.  Such Debtor agrees to furnish any such information to the Administrative Agent promptly upon the Administrative Agent's request.  Such Debtor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

(f)     Maintenance of Records.  Such Debtor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of any payments received or credits granted with respect to the Collateral and all other dealings with the Collateral.  Such Debtor will mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby.  For the Administrative Agent's further security, each Debtor agrees that the Administrative Agent shall have a special property interest in all of the Debtor's Records pertaining to the Collateral and each Debtor shall, on demand of the Administrative Agent, deliver and turn over copies of any such Records to the Administrative Agent or to its representatives at any time after the occurrence and during the continuance of an Event of Default.

(g)    Compliance with Laws, Etc.  Such Debtor is in compliance with all statutes, rules, regulations, orders, decrees and lawful directions of any Governmental Authority applicable to the Collateral or any part thereof or to the operation of such Debtor's business (including, the Fair Labor Standards Act of 1938, as amended (29 U.S.C. § 201 et seq. and all rules and regulations promulgated thereunder), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; provided, however, that such Debtor may contest any statute, rule, regulation, order, decree or direction in any reasonable manner which shall not, in the opinion of the Administrative Agent, adversely affect the Administrative Agent's rights or the priority of its security interest in the Collateral if such Debtor shall maintain on its books and records proper reserves with respect thereto in accordance with GAAP.  To the best of its knowledge, such Debtor is not currently the subject of any investigation by any Governmental Authority.

(h)    Payment of Obligations.  Such Debtor will pay promptly, when due, all taxes, assessments and governmental charges or levies in accordance with the Facility Agreement.

(i)      Limitation on Liens on and Dispositions of Collateral.  Such Debtor will not sell, transfer, license, lease or otherwise dispose of any portion of the Collateral, or attempt, offer or contract to do so, except in the ordinary course of business or as permitted by the Facility Agreement (including, but not limited to, sales of receivables pursuant to the Tech Credit Agreement).

(j)      Maintenance of Insurance.  Such Debtor will maintain with financially sound and reputable companies, insurance policies (i) insuring its Inventory against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses and (ii) insuring such Debtor and the Administrative Agent, for the benefit of the Secured Parties, against liability for personal injury and property damage, such policies to be in such form and in such amounts and coverages as may be satisfactory to the Administrative Agent, with losses payable to the Administrative Agent as loss payee under standard non-contributory "mortgagee", "lender" or "secured party" clauses.  Such Debtor shall deliver to the Administrative Agent, as often as the Administrative Agent may reasonably request, a report of a reputable insurance agent with respect to the insurance.  All insurance shall (A) in the case of property insurance, contain a breach of warranty clause in favor of the Administrative Agent, and (B) be satisfactory in all respects to the Administrative Agent.  Such Debtor will provide to the Secured Parties at least thirty (30) days prior written notice of any cancellation or non-renewal of (together with a description of any actual or proposed replacement policy(ies)), or material adverse change to, any insurance policy described in this paragraph.  So long as no Default has occurred and is continuing or would occur after giving effect thereto, any cash proceeds of the insurance described in clause (i) of this paragraph received by the Administrative Agent as a result of any casualty to any Inventory shall, at the option of such Debtor, either be applied by the Administrative Agent to the obligations of such Debtor or be remitted to such Debtor for the purpose of replacing the Inventory involved, and such Debtor shall apply such proceeds solely for such purpose.

(k)    Notices.  Such Debtor will promptly advise the Administrative Agent, in writing and in reasonable detail, (i) of any Lien asserted by notice to such Debtor or adverse claim made against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which might have a material adverse effect on the aggregate value, enforceability or collectibility of the Collateral or on the security interests created hereunder.

(l)     Right of Inspection.  The Administrative Agent and each Secured Party shall at all times have inspection rights in accordance with the Facility Agreement.

(m)   Information True.  All information with respect to the Collateral set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Debtor to the Administrative Agent or any Secured Party, and all other written information heretofore or hereafter furnished by such Debtor to the Administrative Agent or any Secured Party, is and will be true and correct in all material respects as of the date furnished.

5.           Representations, Warranties and Covenants – Particular Collateral.  Each Debtor hereby represents and warrants to and covenants and agrees with the Administrative Agent, without prejudice to the provisions of Section 4 of this Agreement, from and after the date of this Agreement and until the Obligations are indefeasibly satisfied in full in cash, that:

(a)    Accounts.  The amount represented by such Debtor to the Administrative Agent or any Secured Party from time to time as owing by each account debtor or by all of its account debtors in respect of the Accounts of such Debtor will at such time be substantially the correct amount actually and unconditionally owing by such account debtors thereunder.  Each Account is a bona fide, valid and legally enforceable obligation of the parties thereto to the account debtor in respect thereof.  The right, title and interest of such Debtor in any Account is not subject to any material defense, offset, counterclaim or claim, nor have any of the foregoing been asserted or alleged against any Debtor or any Account.

(b)    Certain Inventory.  If any Inventory of the Debtors shall at any time be in the possession or control of any warehouseman or other bailee, such person shall authenticate a record acknowledging that it holds possession of such Inventory for the benefit of the Administrative Agent as secured party, and agreeing to act on the Administrative Agent's instructions without the further consent of the Debtors.  The Debtors agree to promptly deliver to the Administrative Agent all Documents covering any Inventory of the Debtors.  If any such Document is not in bearer form it shall be endorsed to the order of the Administrative Agent before it is delivered to the Administrative Agent.

(c)    Inventory.  None of the Inventory is, or has during the prior four (4) months been, located at any place other than the locations specified in Schedule F hereto.  Such Debtor will not permit or suffer any of the Inventory to be located at any place other than the locations specified in such Schedule F (except for items of Inventory in transit in the ordinary course of business of such Debtor and items of Inventory sent out on approval in the ordinary course of business of such Debtor) unless such place is within the continental United States of America, the Administrative Agent shall have received sixty (60) days' prior written notice thereof and such Debtor shall have taken such actions, at such Debtor's expense, as the Administrative Agent may deem necessary or desirable to maintain its security interest in such Inventory at all times following such change of location fully perfected, first priority and in full force and effect.

(d)    Limitations on Modifications of Contracts, No Waivers, Extensions.  Such Debtor will not, without the written consent of the Administrative Agent, (i) except in the ordinary course of business, amend, modify, terminate or waive any provision of any Contract in any manner which might materially adversely affect the value of the Account related thereto as Collateral, or (ii) except in the ordinary course of business, fail to exercise promptly and diligently each and every material right which it may have under each Contract.  After the occurrence and during the continuance of an Event of Default, such Debtor will not, without the Administrative Agent's prior written consent or in the ordinary course of business, (i) grant any extension of the time of payment of any of the Accounts, (ii) compromise, compound or settle the same for less than the full amount thereof, (iii) release, wholly or partly, any Person liable for the payment thereof, (iv) allow any credit or discount whatsoever thereon other than trade discounts granted in the normal course of business, or (v) fail to deliver promptly to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any Account or Contract in respect thereof.

6.           The Administrative Agent's Appointment as Attorney-In-Fact.

(a)    Each Debtor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent (including a receiver) thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Administrative Agent the power and right, on behalf of such Debtor, without notice to or assent by such Debtor, to do the following:

(i)     to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

(ii)    to ask, demand, collect, receive and give acquittances and receipts for any and all monies due and to become due under or arising out of any Account or General Intangible and, in the name of such Debtor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other documents or instruments for the payment of monies due under or arising out of any Account or General Intangible and to file any claim or to take any other action or proceed in any court of law or equity or otherwise as deemed appropriate by the Administrative Agent for the purpose of collecting any and all such monies due under or arising out of any Account or General Intangible whenever payable;

(iii)   (A) to direct any party liable for any payment under or arising out of any Account or General Intangible to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct, (B) to receive, open and dispose of all mail addressed to such Debtor and to notify postal authorities or delivery services to change the address for delivery thereof to such address as may be designated by the Administrative Agent, and (C) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(iv)   (A) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral, (B) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (C) to defend any suit, action or proceeding brought against such Debtor with respect to any Collateral, (D) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate, and (E) generally to do, at the Administrative Agent's option and such Debtor's cost and expense, at any time or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as such Debtor might do; and

(v)    to execute, acknowledge, deliver and record or file all documents or instruments which may be necessary or desirable to preserve and perfect the Administrative Agent's security interest in any Collateral including any financing statement or amendment to or continuation thereof, and any amendment to the Schedules attached hereto.

Such Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  This power of attorney is a power coupled with an interest and shall be irrevocable.

(b)    The powers conferred on the Administrative Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers.  The Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Debtor for any act or failure to act.

(c)    Each Debtor also authorizes the Administrative Agent, at any time and from time to time, to execute, in connection with any sale or sales provided for in Section 8(b) of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

7.             Performance by the Administrative Agent of the Debtors' Obligations.  If any Debtor fails to perform or comply with any of its agreements contained herein and the Administrative Agent, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, or if the Administrative Agent shall take action pursuant to Section 6 of this Agreement, the costs and expenses of the Administrative Agent incurred in connection therewith, together with interest thereon at the applicable interest rate provided for in the Facility Agreement, shall be payable by such Debtor to the Administrative Agent on demand and shall constitute Obligations of such Debtor secured hereby.

8.             Certain Remedies; Rights Upon Default.

(a)    If an Event of Default shall occur and be continuing, upon the request of the Administrative Agent, each Debtor shall deposit with the Administrative Agent, promptly when collected, all Proceeds, whether consisting of checks, notes, drafts, bills of exchange, money orders or other items, received in payment of any Collateral or on account of any Contract and in precisely the form received, except for such Debtor's endorsement when required, in a special bank account maintained by the Administrative Agent, subject to withdrawal only by the Administrative Agent as hereinafter provided, and until so turned over, such Proceeds shall be deemed to be held in trust by such Debtor for and as the Administrative Agent's property and shall not be commingled with such Debtor's other funds.  Such Proceeds, when deposited, shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided.  In no event shall any checks, drafts or other items which are deposited into such special account pursuant hereto constitute final payment unless and until such items have been collected.  Any and all such Proceeds so received by the Administrative Agent (whether from such Debtor or otherwise) shall be applied in whole or in part by the Administrative Agent against all or any part of such Debtor's Obligations, in such order as the Administrative Agent may in its sole discretion elect.  Any balance of such Proceeds held by the Administrative Agent and remaining after payment in full of all of such Obligations shall be paid over to whomsoever may be lawfully entitled to receive the same.

(b)    If an Event of Default shall occur and be continuing, then, in addition to all other remedies granted to it in this Agreement or in any other instrument or agreement securing, evidencing or relating to the Obligations, the Administrative Agent may exercise all rights and remedies of a secured party under the UCC and under any other applicable law.  Without limiting the generality of the foregoing, each Debtor expressly agrees that in any such event the Administrative Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of the time and place of a public sale or the time after a private sale) to or upon such Debtor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the fullest extent permitted by applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or sell or otherwise dispose of and deliver such Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Administrative Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The

Administrative Agent or any Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales to purchase the whole or any part of such Collateral so sold, free of any right or equity of redemption in the Debtors which right or equity of redemption is hereby waived and released to the maximum extent permitted by applicable law.  In connection with any sale or other disposition of all or any part of the Collateral, the Administrative Agent may comply with any applicable state or federal law requirements and/or disclaim warranties of title, possession, quiet enjoyment or the like without affecting the commercial reasonableness of such sale or other disposition.  Each Debtor further agrees, at the Administrative Agent's request, to assemble the Collateral and to make it available to the Administrative Agent at such places as the Administrative Agent shall reasonably select, whether at such Debtor's premises or elsewhere.  The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred in connection with the foregoing or incidental to the care, safekeeping or otherwise of any or all of the Collateral or in any way relating to the rights of the Administrative Agent hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the applicable Debtor's Obligations, in such order as the Administrative Agent may in its sole discretion elect, the Debtors remaining liable for any deficiency remaining unpaid after such application, and only after so applying such net proceeds and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9-615(a)(3) of the UCC, need the Administrative Agent account for the surplus, if any, to the applicable Debtor.  To the extent permitted by applicable law, each Debtor waives all claims, damages and demands against the Administrative Agent and the Secured Party arising out of the repossession, retention or sale of the Collateral and neither the Administrative Agent nor any Secured Party shall under any circumstances be liable for any punitive, consequential, or other special damages.  The Administrative Agent shall have, with respect to the Collateral, in addition to any other rights and remedies that may be available to it at law or in equity or pursuant to this Agreement or any other Loan Document or any other contract or agreement, all rights and remedies of a secured party under any applicable law, and it is expressly agreed that if the Administrative Agent should proceed to dispose of or utilize the Collateral, or any part thereof, in accordance with the provisions of said law, ten (10) days' prior written notice by the Administrative Agent to the applicable Debtor shall be deemed to be reasonable notice under any such provision requiring such notice (provided that no prior notice shall be required for Collateral that threatens to decline rapidly in value or that is of a type customarily sold on a recognized market).

(c)    Each Debtor also agrees to pay all costs and expenses of the Administrative Agent and the Secured Parties, including attorneys' fees and disbursements, incurred with respect to the collection of any of the Obligations and the enforcement of any of its rights hereunder.

(d)    Except as otherwise specifically provided herein, each Debtor hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

(e)    The Administrative Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Administrative Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, such Debtor hereby irrevocably waives the benefits of all such laws.

9.             Limitation on the Administrative Agent's Duty in Respect of Collateral.  Beyond the safe custody thereof, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.  Each Debtor shall indemnify, reimburse and save and hold harmless the Administrative Agent and the Secured Parties and their respective officers, directors, shareholders, agents, successors and assigns from and against any and all claims, demands, causes of action, suits or judgments, whether or not the Administrative Agent or any Secured Party is named as a party, and any and all costs and expenses in connection with any thereof (including fees and expenses of legal counsel), for or on account of injury to or death of any person (including employees and agents of the Debtor), loss of or damage to property (including the Collateral) and any other liability which may result from or arise in any manner out of this Agreement or the ownership, control, management, use or operation of the Collateral, including any breach by any Debtor of any representation, warranty, covenant or agreement contained herein or any act done by the Administrative Agent or any Secured Party in reliance upon any of the foregoing or in connection with any such action or proceeding relating to any Collateral, except where any such liability arises solely out of or as the result of the actual possession or control of the relevant Collateral by the Administrative Agent or its agents or assigns and except where any such liability arises out of the Administrative Agent's willful misconduct or gross negligence.  The indemnity contained in this Section 9 shall continue in full force and effect notwithstanding the full payment of the Obligations.

10.           Security Interest Absolute. The pledges and security interest created hereby shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Facility Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any department from the Facility Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance (other than termination of the security interest as provided in Section 11) that might otherwise constitute a defense available to, or a discharge of, any Debtor or guarantor in respect of the Obligations or this Agreement.

11.           Continuing Security Interest.  This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect notwithstanding that from time to time no Obligations may be outstanding.  This Agreement shall terminate upon the later to occur of all of the following: (a) the express written termination of the Facility Agreement in accordance with its terms (accompanied by a release of any claims asserted by any party entitled to indemnification thereunder), (b) the termination or expiration without any pending drawing of each LOC, and (c) the final payment or satisfaction in full in cash of the Obligations.

12.           No Offset.  No offset or claim that any Debtor now has or may have in the future against the Administrative Agent or any Secured Party shall relieve such Debtor from paying any amounts due hereunder or from performing any other obligations contained herein.

13.           Notices.  All notices, demands, requests and other communications provided for or permitted under this Agreement shall be in writing and sent to the parties hereto in accordance with the provisions of Section 9.02 of the Facility Agreement.

14.           Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

15.           No Waiver; Cumulative Remedies.  No failure on the part of any Secured Party or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

16.           Successors and Assigns.  This Agreement and all obligations of the Debtors hereunder shall be binding upon the successors and assigns of the Debtors and shall, together with the rights and remedies of the Administrative Agent hereunder, inure to the benefit of the Administrative Agent and the Secured Parties and their respective successors and assigns; provided that the Debtors may not transfer or assign its rights and obligations hereunder (and any such assignment on transfer shall be void).

17.           Indemnification.  Each Debtor shall indemnify and hold harmless the Administrative Agent and each Secured Party for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursement of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent or such Secured Party in any way relating to or arising out of this Agreement or the transactions contemplated hereby or the enforcement of any of the terms hereof; provided that the Debtors shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent or such Secured Party.  The agreements in this Section shall survive the termination of this Agreement.  Each Debtor further agrees to pay, and to indemnify, save and hold harmless the Administrative Agent and each Secured Party and their respective successors and assigns from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

18.           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

19.           Jurisdiction; Waiver of Right to Jury Trial; Other Waivers.

(a)    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York state court or federal court of the United States of America sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)    EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE).

(c)    Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is a party in any New York state or federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court sitting in the Borough of Manhattan in New York City.

20.           Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement (or any related agreement, including any amendment hereto or waiver hereunder) by facsimile or e-mail (in a pdf or similar file) shall be effective as delivery of an original executed counterpart of this Agreement (or such related agreement).

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the Debtors has caused this Security Agreement to be duly executed and delivered as of the day and year first above written.

SUNPOWER CORPORATION

By:	/s/ Dennis V. Arriola
	Name:	Dennis V. Arriola
	Title:	Senior Vice President and Chief Financial Officer

SUNPOWER CORPORATION, SYSTEMS

By:	/s/ Dennis V. Arriola
	Name:	Dennis V. Arriola
	Title:	Senior Vice President and Chief Financial Officer

SUNPOWER NORTH AMERICA, LLC

By:	/s/ Dennis V. Arriola
	Name:	Dennis V. Arriola
	Title:	Chief Financial Officer

ACCEPTED AND AGREED:

DEUTSCHE BANK AG NEW
YORK BRANCH, as Administrative Agent

By:	/s/ Anthony F. Calabrese
	Name:	Anthony F. Calabrese
	Title:	Director

By:	/s/ Katrina Krallitsch

	Name:	Katrina Krallitsch
	Title:	Assistant Vice President

Signature Page to Security Agreement

Schedule A to Security
Agreement dated as of
April 12, 2010 made by
Debtors in favor of Administrative Agent

Prior Security Interests

1.
Security interest in equipment evidenced by UCC-1 No. 72900396 filed in Delaware in connection with indebtedness of the Company under the Company’s Master Agreement with Cisco Systems Capital Corporation and any schedules appurtenant thereto.

2.
Security interest in equipment evidenced by UCC-1s No. 81644762, 81644770, and 93228381 filed in Delaware filed in connection with indebtedness of the Company in connection with leasing arrangements with US Bancorp.

3.	Security interest in equipment evidenced by UCC-1 No. 82389649 filed in Delaware in connection with indebtedness of the Company in connection with a leasing arrangement with Well Fargo Bank, N.A.

4.	Security interest in accounts of the Company evidenced by UCC-1s No. 61861277 and 61861301 filed in Delaware in connection with the Company’s factoring agreement with Technology Credit Corporation.

5.
Security interest in certain pledged shares of a subsidiary of the Company evidenced by UCC-1 No. 93867451 filed in Delaware in connection with a Pledge Agreement between the Company and Wells Fargo Bank Northwest, N.A., as Collateral Agent.

***

Schedule B to Security
Agreement dated as of
April 12, 2010 made by
Debtors in favor of Administrative Agent

Offices and Jurisdictions for Filing of Financing Statements

Name of Debtor	Jurisdiction of Organization	Filing Office
SunPower Corporation	Delaware	Delaware Secretary of State
SunPower Corporation, Systems	Delaware	Delaware Secretary of State
SunPower North America, LLC	Delaware	Delaware Secretary of State

Schedule C to Security
Agreement dated as of
April 12, 2010 made by
Debtors in favor of Administrative Agent

Names; Changes in Corporate Structure; Trade Names; Tax ID No.; Organizational ID No.

Legal Name of Debtor	Prior Names of Debtor or its Divisions	Prior Corporate Structure of Debtor	Federal Tax Identification Number	Organizational Identification Number
SunPower Corporation	SPR Acquisition Corporation	-	94-3008969	3808702 (Delaware)
SunPower Corporation, Systems	PowerLight Corporation	-	20-8248962	4280403 (Delaware)
SunPower North America, LLC	SunPower North America, Inc.	Corporation	20-4600194	3991321 (Delaware)

Schedule D to Security
Agreement dated as of
April 12, 2010 made by
Debtors in favor of Administrative Agent

Location of Principal Place of
Business and Chief Executive
Office and of Records Concerning
Accounts and General Intangibles; Mailing Address

Name of Debtor	Principal Place of Business	Chief Executive Office	Location of Records	State of Incorporation/Organization
SunPower Corporation	3939 North First Street San Jose, CA 95134	3939 North First Street San Jose, CA 95134	3939 North First Street San Jose, CA 95134	Delaware
SunPower Corporation, Systems	1414 Harbour Way South Richmond, CA 94804	1414 Harbour Way South Richmond, CA 94804	3939 North First Street San Jose, CA 95134	Delaware
SunPower North America, LLC	3939 North First Street San Jose, CA 95134	3939 North First Street San Jose, CA 95134	3939 North First Street San Jose, CA 95134	Delaware

Schedule E to Security
Agreement dated as of
April 12, 2010 made by
Debtors in favor of Administrative Agent

Collateral Description

See Attached.

***

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (font and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)			THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME SUNPOWER CORPORATION
1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 3939 NORTH FIRST STREET			CITY SAN JOSE	STATE CA	POSTAL CODE 95134	COUNTRY USA
1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION CORPORATION	1f. JURISDICTION OF ORGANIZATION DELAWARE	1g. ORGANIZATION ID#, if any 3808702		☐ NONE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATION ID#, if any		☐ NONE
3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE or ASSIGNOR S/P) – insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
3b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 225 FRANKLIN STREET, 24TH FLOOR			CITY BOSTON	STATE MA	POSTAL CODE 02110	COUNTRY USA
4. This FINANCING STATEMENT covers the following collateral: See Schedule A attached hereto and made a part hereof.
5. ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR CONSIGNEE/CONSIGNOR BAILEE/BAILOR SELLER/BUYOR AG. LIEN NON-UCC FILING
6.	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]		7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	All Debtors Debtor 1 Debtor 2
8. OPTIONAL FILER REFERENCE DATA SOS DELAWARE (052529-0177) (MEA/PMR/CF) doc. # 811383

FILING OFFICE COPY – NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

SCHEDULE A TO UCC FINANCING STATEMENT

DEBTOR:	SUNPOWER CORPORATION

3939 NORTH FIRST STREET

SAN JOSE, CA 95134

SECURED PARTY:	DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
225 FRANKLIN STREET, 24TH FLOOR
BOSTON, MA 02110

This financing statement covers the following types or items of property, in each case whether now owned or hereafter acquired and whether now existing or hereafter arising and regardless of where located:

All of the Debtor's right, title and interest in and to:

(A)           (i)   all Accounts and Inventory of the Debtor and (ii) Contract Rights, Supporting Obligations, General Intangibles, and Records to the extent relating to or supporting such Accounts or Inventory of the Debtor or any Proceeds or products of either thereof, in each case wheresoever located, and, to the extent not otherwise included, all Proceeds and products of any of the foregoing; provided, however, that receivables in respect of rebates from U.S. Governmental Authorities sold pursuant to the Tech Credit Agreement, shall not constitute collateral hereunder; and

(B)           (i)    the Collateral Account and all funds, cash, checks, drafts, certificates, instruments, Permitted Investments, financial assets, and other assets deposited or held in or credited to the Collateral Account, and all security entitlements from time to time credited thereto or reflected therein, (ii) all interest, dividends, distributions, cash, instruments and other property received, receivable or otherwise payable or distributed in respect of, or in exchange for, any of the foregoing, (iii) all certificates and instruments representing or evidencing any of the foregoing, and (iv) all proceeds of any of the foregoing.

Definitions.

Capitalized terms used herein have the meanings specified below.

"Account" shall have the meaning provided therefor in the New York UCC.

"Administrative Agent" means Deutsche Bank AG New York Branch, in its capacity as administrative agent for the Banks under the LC Facility Agreement.

"Bank" has the meaning given thereto in the LC Facility Agreement.

"Cash Collateral Agreement" means the Cash Collateral Agreement dated April 12, 2010 among the Debtor, the Administrative Agent and the Intermediary, as amended, supplemented or otherwise modified from time to time.

"Collateral Account" means one or more collateral accounts established by the Administrative Agent with the Intermediary, including, without limitation, "SunPower, DB Admin Agent Collat

2

Acct", Account Number S55321.1, (including any and all subaccounts thereof, segregated accounts thereunder and successor, replacement or substitute accounts therefor maintained by the Intermediary for the Agent), pursuant to the Cash Collateral Agreement.

"Contract Rights" shall mean all rights of the Debtor under contracts and agreements (including those giving rise to an Account) to which the Debtor is a party or by which it or its assets are bound, as the same may be amended, supplemented, extended or replaced, including (a) all rights of the Debtor to receive money or other property thereunder or in connection therewith, (b) all rights to damages for default or other violation, and (c) all rights to make waivers, releases, modifications, and amendments thereto and to exercise remedies thereunder.

"Debtor" means SunPower Corporation, a Delaware corporation.

"General Intangible" shall have the meaning provided therefor in the New York UCC and shall include all Payment Intangibles.

"Governmental Authority" means the government of the United States of America, any other nation or any political subdivision of any thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

"Intermediary" means Deutsche Bank Trust Company Americas, in its capacity as depositary bank and as securities intermediary.

"Inventory" shall have the meaning provided therefor in the New York UCC.

"Issuing Bank" has the meaning given thereto in the LC Facility Agreement.

"LC Facility Agreement" means the Letter of Credit Facility Agreement, dated as of April 12, 2010 the Debtor, the Subsidiary Guarantors, the Subsidiary Applicants parties thereto from time to time, the Banks parties thereto from time to time, and Deutsche Bank AG New York Branch, as Issuing Bank and as Administrative Agent.

"New York UCC" shall mean the Uniform Commercial Code in effect in the State of New York on April 12, 2010.

"Payment Intangible" shall have the meaning provided therefor in the New York UCC.

"Permitted Investments" shall mean, (i) cash denominated in legal currency of the United States of America, or (ii) investments in money market funds that (a) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, as amended, (b) are rated not less than AAAm by S&P and Aaa by Moody's, (c) have portfolio assets of at least $5,000,000,000 and (d) invest only in securities or other obligations denominated in legal currency of the United States of America.

"Proceeds" shall have the meaning provided therefor in the New York UCC.

"Record" shall have the meaning provided therefor in the New York UCC.

"Subsidiary Applicant" has the meaning given thereto in the LC Facility Agreement.

3

"Subsidiary Guarantor" has the meaning given thereto in the LC Facility Agreement.

"Supporting Obligation" shall have the meaning provided therefor in the New York UCC.

"Tech Credit Agreement" means that certain Purchase Agreement dated May 15, 2006 (as amended on October 19, 2006, October 13, 2008, and December 29, 2008), by and between the Debtor and Technology Credit Corporation.

*********

4

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (font and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)			THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME SUNPOWER CORPORATION, SYSTEMS
1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 3939 NORTH FIRST STREET			CITY SAN JOSE	STATE CA	POSTAL CODE 95134	COUNTRY USA
1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION CORPORATION	1f. JURISDICTION OF ORGANIZATION DELAWARE	1g. ORGANIZATION ID#, if any 4280403		NONE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATION ID#, if any		NONE
3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE or ASSIGNOR S/P) – insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
3b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 225 FRANKLIN STREET, 24TH FLOOR			CITY BOSTON	STATE MA	POSTAL CODE 02110	COUNTRY USA
4. This FINANCING STATEMENT covers the following collateral: See Schedule A attached hereto and made a part hereof.
5. ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR CONSIGNEE/CONSIGNOR BAILEE/BAILOR SELLER/BUYOR AG. LIEN NON-UCC FILING
6.	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]		7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	All Debtors Debtor 1 Debtor 2
8. OPTIONAL FILER REFERENCE DATA SOS DELAWARE (052529-0177) (MEA/PMR/CF) doc. # 811385

FILING OFFICE COPY – NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

SCHEDULE A TO UCC FINANCING STATEMENT

DEBTOR:	SUNPOWER CORPORATION, SYSTEMS
3939 NORTH FIRST STREET
SAN JOSE, CA 95134

SECURED PARTY:	DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
225 FRANKLIN STREET, 24TH FLOOR
BOSTON, MA 02110

This financing statement covers the following types or items of property, in each case whether now owned or hereafter acquired and whether now existing or hereafter arising and regardless of whether located:

All of the Debtor's right, title and interest in and to: (i) all Accounts and Inventory of the Debtor and (ii) Contract Rights, Supporting Obligations, General Intangibles, and Records to the extent relating to or supporting such Accounts or Inventory of the Debtor or any Proceeds or products of either thereof, in each case wheresoever located, and, to the extent not otherwise included, all Proceeds and products of any of the foregoing; provided, however, that receivables in respect of rebates from U.S. Governmental Authorities sold pursuant to the Tech Credit Agreement, shall not constitute collateral hereunder.

Definitions.

Capitalized terms used herein have the meanings specified below.

"Account" shall have the meaning provided therefor in the New York UCC.

"Contract Rights" shall mean all rights of the Debtor under contracts and agreements (including those giving rise to an Account) to which the Debtor is a party or by which it or its assets are bound, as the same may be amended, supplemented, extended or replaced, including (a) all rights of the Debtor to receive money or other property thereunder or in connection therewith, (b) all rights to damages for default or other violation, and (c) all rights to make waivers, releases, modifications, and amendments thereto and to exercise remedies thereunder.

"Debtor" means SunPower Corporation, Systems, a Delaware corporation.

"General Intangible" shall have the meaning provided therefor in the New York UCC and shall include all Payment Intangibles.

"Governmental Authority" means the government of the United States of America, any other nation or any political subdivision of any thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

"Inventory" shall have the meaning provided therefor in the New York UCC.

"New York UCC" shall mean the Uniform Commercial Code in effect in the State of New York on April 12, 2010.

"Payment Intangible" shall have the meaning provided therefor in the New York UCC.

"Proceeds" shall have the meaning provided therefor in the New York UCC.

"Record" shall have the meaning provided therefor in the New York UCC.

"Supporting Obligation" shall have the meaning provided therefor in the New York UCC.

"Tech Credit Agreement" means that certain Purchase Agreement dated May 15, 2006 (as amended on October 19, 2006, October 13, 2008, and December 29, 2008), by and between SunPower Corporation and Technology Credit Corporation.

*********

2

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (font and back) CAREFULLY
A. NAME & PHONE OF CONTACT AT FILER [optional]
B. SEND ACKNOWLEDGMENT TO: (Name and Address)			THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
1. DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names
OR	1a. ORGANIZATION’S NAME SUNPOWER NORTH AMERICA, LLC
1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 3939 NORTH FIRST STREET			CITY SAN JOSE	STATE CA	POSTAL CODE 95134	COUNTRY USA
1d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION limited liability company	1f. JURISDICTION OF ORGANIZATION DELAWARE	1g. ORGANIZATION ID#, if any 3991321		NONE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names
OR	2a. ORGANIZATION’S NAME
2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS			CITY	STATE	POSTAL CODE	COUNTRY
2d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATION ID#, if any		NONE
3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE or ASSIGNOR S/P) – insert only one secured party name (3a or 3b)
OR	3a. ORGANIZATION’S NAME DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
3b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 225 FRANKLIN STREET, 24TH FLOOR			CITY BOSTON	STATE MA	POSTAL CODE 02110	COUNTRY USA
4. This FINANCING STATEMENT covers the following collateral: See Schedule A attached hereto and made a part hereof.
5. ALTERNATIVE DESIGNATION [if applicable]: LESSEE/LESSOR CONSIGNEE/CONSIGNOR BAILEE/BAILOR SELLER/BUYOR AG. LIEN NON-UCC FILING
6.	This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]		7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional]	All Debtors Debtor 1 Debtor 2
8. OPTIONAL FILER REFERENCE DATA SOS DELAWARE (052529-0177) (MEA/PMR/CF) doc. # 811384

FILING OFFICE COPY – NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

SCHEDULE A TO UCC FINANCING STATEMENT

DEBTOR:	SUNPOWER NORTH AMERICA, LLC
3939 NORTH FIRST STREET
SAN JOSE, CA 95134

SECURED PARTY:	DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT
225 FRANKLIN STREET, 24TH FLOOR
BOSTON, MA 02110

This financing statement covers the following types or items of property, in each case whether now owned or hereafter acquired and whether now existing or hereafter arising and regardless of whether located:

All of the Debtor's right, title and interest in and to: (i) all Accounts and Inventory of the Debtor and (ii) Contract Rights, Supporting Obligations, General Intangibles, and Records to the extent relating to or supporting such Accounts or Inventory of the Debtor or any Proceeds or products of either thereof, in each case wheresoever located, and, to the extent not otherwise included, all Proceeds and products of any of the foregoing; provided, however, that receivables in respect of rebates from U.S. Governmental Authorities sold pursuant to the Tech Credit Agreement, shall not constitute collateral hereunder.

Definitions.

Capitalized terms used herein have the meanings specified below.

"Account" shall have the meaning provided therefor in the New York UCC.

"Contract Rights" shall mean all rights of the Debtor under contracts and agreements (including those giving rise to an Account) to which the Debtor is a party or by which it or its assets are bound, as the same may be amended, supplemented, extended or replaced, including (a) all rights of the Debtor to receive money or other property thereunder or in connection therewith, (b) all rights to damages for default or other violation, and (c) all rights to make waivers, releases, modifications, and amendments thereto and to exercise remedies thereunder.

"Debtor" means SunPower North America, LLC, a Delaware limited liability company.

"General Intangible" shall have the meaning provided therefor in the New York UCC and shall include all Payment Intangibles.

"Governmental Authority" means the government of the United States of America, any other nation or any political subdivision of any thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

"Inventory" shall have the meaning provided therefor in the New York UCC.

"New York UCC" shall mean the Uniform Commercial Code in effect in the State of New York on April 12, 2010.

"Payment Intangible" shall have the meaning provided therefor in the New York UCC.

"Proceeds" shall have the meaning provided therefor in the New York UCC.

"Record" shall have the meaning provided therefor in the New York UCC.

"Supporting Obligation" shall have the meaning provided therefor in the New York UCC.

"Tech Credit Agreement" means that certain Purchase Agreement dated May 15, 2006 (as amended on October 19, 2006, October 13, 2008, and December 29, 2008), by and between SunPower Corporation and Technology Credit Corporation.

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Schedule F to Security
Agreement dated as of
April 12, 2010 made by
Debtors in favor of Administrative Agent

Location of Inventory

Name of Debtor	Location of Inventory
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	3939 North First Street San Jose, CA 95134
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	CVAR c/o NAL Worldwide Warehouse 44400 Osgood Road Fremont, CA 94539
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	VAR c/o McCollister's Transportation 45125 Industrial Drive Fremont, CA 94538
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	VAR 10672 Jasmine Street Fontana, CA 92337
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	VAR c/o McCollister's Transportation 1800 Route 130 North Burlington, NJ 08016
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	VAR c/o NAL Worldwide Warehouse 6B Fitzgerald Avenue Monroe, NJ 08831
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	McCollister's Transportation Group Inc. 4440 E. Elwood Street, Suite 103 Phoenix, AZ 85040
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	VAR c/o McCollister's Transportation 403 South Airport Boulevard Aurora, CO 80017
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	VAR c/o McCollister's Transportation 1320 Progress Industrial Boulevard, Suite 500 Lawrenceville, GA 30043
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	DSR Logistics - OAHU 94-144 Leoole Street Waipahu, HI 96797
SunPower Corporation SunPower Corporation, Systems	O&M 1414 Harbour Way South

SunPower North America, LLC	Richmond, CA 94804
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	900-1959 Upper Water Street Halifax, CN B3J 2X2
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	AMJ Campbell Van Lines 176 Hillmount Road Markham, CN L6C 1Z9
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	VAR 580 Division Street Elizabeth, NJ 07201-2003
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	Stagecoach Cartage & Distribution LP 7167 Chino Drive El Paso, TX 79915
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	NAL/Stagecoach Cartage & Distribution LP 5850 Welch Avenue El Paso, TX 79915
SunPower Corporation SunPower Corporation, Systems SunPower North America, LLC	NAL/Stagecoach Cartage & Distribution LP 300 N Revere El Paso, TX 79915

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